UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 1, 2025

The Jones Financial Companies, L.L.L.P.

(Exact Name of Registrant as Specified in Its Charter)

Missouri (State or Other Jurisdiction of Incorporation)	0-16633 (Commission File Number)	43-1450818 (IRS Employer Identification No.)

12555 Manchester Road, Des Peres, Missouri (Address of Principal Executive Offices)	63131 (Zip Code)

(314) 515-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The Jones Financial Companies, L.L.L.P. (the "Partnership") is filing this Form 8-K/A as an amendment (the “Amendment”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 7, 2025 (the “Original Form 8-K”), solely to refile a corrected courtesy copy of the Original Form 8-K. After filing the Original Form 8-K, the Partnership determined that the courtesy copy of a Current Report on Form 8-K of the Partnership filed on January 5, 2024 was inadvertently provided as the courtesy copy of the Original Form 8-K. A correct version of the courtesy copy is filed herewith and supersedes and replaces in its entirety the courtesy copy filed with the Original Form 8-K. Except as stated in this Explanatory Note, this Amendment does not otherwise change or update the disclosure set forth in the Original Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES FINANCIAL COMPANIES, L.L.L.P.
Date: January 8, 2025	By: /s/ Andrew T. Miedler
Name: Andrew T. Miedler
Title: Chief Financial Officer